Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 SUBSEQUENT EVENTS

Subsequent to year end, the Company’s officer and Director retired 13,000,000 of his 15,000,000 common shares to the Company’s treasury.

As of February 10, 2012, the Company issued 2,000,000 shares of common stock to Flavio Zuanier in connection with a strategic alliance which gave this individual a vested interest in the Company; the shares were valued at par value .01. Separately, the strategic alliance entity, Gardens VE Limited transferred 49% interest to CCRE a wholly owned subsidiary of Omega Commercial Finance Corporation representing 49% of the net book value of the strategic alliance entity, Gardens VE Limited. There were neither other expenses nor net proceeds to the company in this transaction. (Please Reference Exhibit 10.3)

Summary of The Gardens VE Limited Strategic Alliance: On February 10, 2012, CCRE, a wholly owned subsidiary of Omega Commercial Finance Corporation ("Omega" or the "Company"), entered into the Strategic Alliance Agreement (the "Agreement") with Gardens VE Limited (Company No. 07071936), a British Company ("Gardens"), and its managing member Flavio Zuanier, whereby the parties agreed to form a strategic alliance for the acquisition and refurbishment of the La Posta Golf Club & Luxury Hotel future project. Under the Agreement, the majority owner of Gardens is responsible for the transfer of fix assets, free and clear and unencumbered into Gardens; subsequently transferring ownership interest equal to forty-nine (49%) percent in of Gardens VE Limited at no cost to CCRE. Separately, the Company offered at no cost to Flavio Zunnier 2,000,000 shares of restricted common stock as an incentive to form this strategic alliance with CCRE due to the fact it's unproven in the commercial real estate development sector, same as for the parent Company.